Exhibit 31

CERTIFICATION

I, Stacey Fling, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Li-ion Motor s Corp.;

2.
Based on my knowledge, this report does not contain any untrue  statement of a  material  fact or omit to state a  material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my  knowledge, the financial statements, and other  financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The  registrant 's other certifying  officers and I are  responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for the registrant and have:

a.
designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to  be  designed  under  our supervision to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period  in which this report is being prepared;

b.
designed such internal  control over financial  reporting, or caused such internal  control over financial  reporting to be designed under our  supervision, to provide reasonable  assurance regarding the reliability of financial  reporting and the  preparation of financial  statements for external  purposes in accordance with  generally accepted accounting principles;

c.
evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions about  the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
disclosed  in this  report any change in the  registrant's internal control over financial reporting that occurred during the registrant's  most recent fiscal quarter (the  registrant's fourth quarter  in the case of an  annual  report) that  has  materially affected, or  is reasonably  likely to  materially affect,  the registrant's internal control over financial  reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or operation of internal control over  financial reporting which are reasonably  likely to adversely  affect the  registrant's ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

June 12, 2012

By: /s/ Stacey Fling
                                       Stacey Fling, President
       (Principal Executive and Financial Officer)